UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2025

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SEMLER SCIENTIFIC, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36305	26-1367393
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 E Campbell Ave, Suite 107-D Campbell, CA	95008
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 774-4211

_______________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	SMLR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Although it has not yet finalized its full financial results for the third quarter ended September 30, 2025, Semler Scientific, Inc., or Semler Scientific, is providing select preliminary unaudited financial information for the third quarter ended September 30, 2025.

Semler Scientific anticipates reporting for the three months ended and as of September 30, 2025:

●	Revenues of $6.9 to $7.5 million.
●	Operating expenses of $12.8 to $13.4 million (which includes approximately $2.1 million of non-cash stock compensation and depreciation and $2.1 million of non-recurring merger related consulting and professional fees).
●	Unrealized gain from the change in fair value of Bitcoin holdings since June 30, 2025 of approximately $30.0 million.
●	Bitcoin holdings of 5,048 Bitcoins.
●	Cash, restricted cash and cash equivalents of approximately $10.3 million.
●	Basic shares outstanding 15,142,195 and assumed diluted shares outstanding 17,296,094.

Semler Scientific’s financial closing procedures for the third quarter ended September 30, 2025, are not yet complete. The preliminary unaudited financial information presented are estimates based on information available to management as of the date of this current report on Form 8-K, have not been reviewed or audited by Semler Scientific’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the interim review process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of Semler Scientific’s results for the third quarter ended September 30, 2025 and should not be viewed as a substitute for full financial statements prepared in accordance with U.S. generally accepted accounting principles, or GAAP.

Item 7.01. Regulation FD Disclosure.

Bitcoin Dashboard

Semler Scientific maintains a dashboard on its website, www.semlerscientific.com, as a disclosure channel to provide broad, non-exclusionary distribution of information regarding Semler Scientific’s Bitcoin holdings to the public. Some of the information distributed through the website dashboard may be considered material information. Semler Scientific intends to use this website dashboard as a means of complying with its disclosure obligations under Regulation FD. The website dashboard will include information regarding market data for Semler Scientific’s common stock and Bitcoin, BTC Yield, BTC Gain and BTC $ Gain key performance indicators, or KPIs, Bitcoin purchases, Bitcoin holdings, and other related information. Investors and others are encouraged to regularly review the information that Semler Scientific makes public via the website dashboard.

Furnished Information

The information contained in this Item 7.01 shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or the Exchange Act, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, or the Securities Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01. Other Information.

Select Preliminary Unaudited Financial Information

The select preliminary unaudited financial information and Bitcoin holdings for the third quarter ended September 30, 2025 reported under Item 2.02 is hereby incorporated by reference herein.

Semler Scientific’s financial closing procedures for the third quarter ended September 30, 2025, are not yet complete. The preliminary unaudited financial information presented are estimates based on information available to management as of the date of this current report on Form 8-K, have not been reviewed or audited by Semler Scientific’s independent registered accounting firm, and are subject to change. It is possible that the final results may differ from the preliminary unaudited information provided, including differences due to the completion of the financial closing procedures and/or the interim review process; changes in facts, circumstances and/or assumptions and/or developments in the interim. The preliminary unaudited financial information does not present all information necessary for a complete understanding of Semler Scientific’s results for the third quarter ended September 30, 2025 and should not be viewed as a substitute for full financial statements prepared in accordance with GAAP.

Business Operations Update; Revenue Guidance

Semler Scientific previously reported that it is experiencing and expects to continue to experience decreased usage of its QuantaFlo device due to the 2024 Medicare Advantage and Part D Final Rate Announcement issued by the Centers for Medicare and Medicaid Services, or CMS. While revenues have been gradually decreasing period over period in light of the CMS reimbursement landscape, a customer who represented more than 10% of revenue in each of the second and third quarters of 2025 has ceased use of its QuantaFlo devices. In light of this development, Semler Scientific now currently anticipates fourth quarter 2025 revenues will be at least 60% lower as compared to third quarter 2025 expected revenue. Further revenue declines over the quarter are anticipated as other customers cease use of QuantaFlo in light of the CMS reimbursement landscape as well as the recent settlement with the U.S. Department of Justice, or DOJ.

ATM Update

On April 15, 2025, Semler Scientific, entered into a Controlled Equity OfferingSM Sales Agreement with Barclays Capital Inc., Cantor Fitzgerald & Co., Canaccord Genuity LLC, Needham & Company, LLC, Craig-Hallum Capital Group LLC and Lake Street Capital Markets, LLC, pursuant to which it may issue and sell from time to time up to $500.0 million of its common stock in an at-the-market, or ATM, offering program. As of September 30, 2025, Semler Scientific has issued and sold 5,207,036 shares of its common stock for an aggregate net proceeds of approximately $203.8 million under this sales agreement. Total basic shares issued and outstanding as of September 30, 2025 were 15,142,195.

BTC Update

Between August 1, 2025 and September 30, 2025, Semler Scientific acquired 27 Bitcoins for $3.1 million with an average purchase price of $114,119 per Bitcoin, inclusive of fees and expenses, using proceeds from its ATM offering program. As of September 30, 2025, Semler Scientific held 5,048 Bitcoins, which were acquired for an aggregate of $479.0 million at an average purchase price of $94,877 per Bitcoin, inclusive of fees and expenses, and had a market value of $575.8 million based on the price of Bitcoin as reported on the Coinbase exchange as of 7:59 p.m. ET on such date. As of September 30, 2025, 315 BTC were segregated at Coinbase as loan collateral.

BTC Yield as a KPI

Semler Scientific’s BTC Yield was 30.1% YTD through September 30, 2025. Semler Scientific uses BTC Yield as a KPI to help assess the performance of its strategy of acquiring Bitcoin in a manner Semler Scientific believes is accretive to stockholders. Semler Scientific believes this KPI can be used to supplement an investor’s understanding of Semler Scientific’s decision to fund the purchase of Bitcoin by issuing additional shares of its common stock or instruments convertible to common stock.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements herein and the documents incorporated herein by reference may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended, and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, express or implied statements regarding Semler Scientific’s preliminary unaudited interim financial information and anticipated revenues and reasons therefor, and other express or implied statements regarding Semler Scientific’s business and acquiring and holding Bitcoin, the outlook and expectations of Strive Inc., or Strive, and Semler Scientific, respectively, with respect to the proposed transaction, the strategic benefits and financial benefits of the proposed transaction, including the expected impact of the proposed transaction on the combined company's future financial performance, the timing of the closing of the proposed transaction, and the ability to successfully integrate the combined businesses. Such statements are often characterized by the use of qualified words (and their derivatives) such as "may," "will," "anticipate," "could," "should," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "project," "predict," "potential," "assume," "forecast," "target," "budget," "outlook," "trend," "guidance," "objective," "goal," "strategy," "opportunity," and "intend," as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements. Such risks, uncertainties and assumptions, include, among others, the following:

●	risks related to the financial close process; risks related to volatility in Bitcoin; along with other risks related to Semler Scientific’s Bitcoin treasury strategy and its healthcare business;
●	the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the merger agreement between Strive, Semler Scientific and the other parties thereto;
●	the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not received or satisfied on a timely basis or at all;
●	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;
●	the possibility that the anticipated benefits of the proposed transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, laws and regulations and their enforcement;
●	the possibility that the integration of the two companies may be more difficult, time-consuming or costly than expected;
●	the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events;
●	the diversion of management's attention from ongoing business operations and opportunities;
●	dilution caused by Strive's issuance of additional shares of its Class A common stock in connection with the proposed transaction;
●	potential adverse reactions of Strive’s or Semler Scientific’s customers or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transaction;
●	changes in Strive’s or Semler Scientific’s share price before closing; and
●	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause Strive’s, Semler Scientific’s or the combined company's actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm Strive, Semler Scientific’s or the combined company's results.

Although each of Strive and Semler Scientific believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive or Semler Scientific will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s current report on Form 8-K filed with the Securities and Exchange Commission, or the SEC, on September 12, 2025 (including the documents incorporated by reference therein), Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC. The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive, Semler Scientific or their respective businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements speak only as of the date they are made and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

Additional Information and Where to Find It

In connection with the proposed transaction, Strive intends to file with the SEC a Registration Statement on Form S-4, or the Registration Statement, to register the Class A common stock to be issued by Strive in connection with the proposed transaction and that will include an information statement of Strive, proxy statement of Semler Scientific and a prospectus of Strive, or the Information Statement/Proxy Statement/Prospectus, and each of Strive and Semler Scientific may file with the SEC other relevant documents concerning the proposed transaction. A definitive Information Statement/Proxy Statement/Prospectus will be sent to the stockholders of Semler Scientific to seek their approval of the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF SEMLER SCIENTIFIC ARE URGED TO READ THE REGISTRATION STATEMENT AND INFORMATION STATEMENT/PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT STRIVE, SEMLER SCIENTIFIC AND THE PROPOSED TRANSACTION AND RELATED MATTERS.

A copy of the Registration Statement, Information Statement/Proxy Statement/Prospectus, as well as other filings containing information about Strive and Semler Scientific, may be obtained, free of charge, at the SEC's website (http://www.sec.gov). You will also be able to obtain these documents, when they are filed, free of charge, from Strive by accessing Strive's website at https://investors.strive.com/. Copies of the Registration Statement, the Information Statement/Proxy Statement/Prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Strive by directing a request to Strive's Investor Relations department at 200 Crescent Court, Suite 1400, Dallas, Texas 75201 or by calling (855) 427-7360 or by submitting an inquiry at https://investors.strive.com/ir-resources/contact-ir. Copies of the documents filed with the SEC by Semler Scientific will be available free of charge on Semler Scientific’s website at https://ir.semlerscientific.com. The information on Strive’s or Semler Scientific’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Strive, Semler Scientific and certain of their respective directors, executive officers and employees may be deemed to be participants in the solicitation of proxies from the stockholders of Semler Scientific in connection with the proposed transaction. Information about the interests of the directors and executive officers of Strive and Semler Scientific and other persons who may be deemed to be participants in the solicitation of stockholders of Semler Scientific in connection with the proposed transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Information Statement/Proxy Statement/Prospectus related to the proposed transaction, which will be filed with the SEC. Information about the directors and executive officers of Semler Scientific, their ownership of Semler Scientific common stock, and Semler Scientific's transactions with related persons is set forth in the section entitled "INFORMATION REGARDING OUR BOARD OF DIRECTORS AND CORPORATE GOVERNANCE,"

"EXECUTIVE OFFICERS," "SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT," “DIRECTOR COMPENSATION,” and "TRANSACTIONS WITH RELATED PERSONS" included in Semler Scientific's definitive proxy statement in connection with its 2025 Annual Meeting of Stockholders, as filed with the SEC on July 17, 2025. Additional information regarding ownership of Semler Scientific’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/cgi-bin/own-disp?action=getissuer&CIK=0001554859. Information about the directors and executive officers of Strive is contained in Exhibit 99.1 of Strive’s current report on Form 8-K filed with the SEC on September 15, 2025 and under “Meet the Leadership Team” accessed through the “About Us” link on Strive’s website at https://strive.com/team. Additional information regarding ownership of Strive’s securities by its directors and executive officers is included in such persons’ SEC filings on Forms 3 or 4, which are available at https://www.sec.gov/edgar/browse/?CIK=1920406&owner=exclude. These documents and the other SEC filings described in this paragraph may be obtained free of charge as described above under the heading “Additional Information and Where to Find It.”

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEMLER SCIENTIFIC, INC.

Date: October 3, 2025	By:	/s/ Renae Cormier
Name: Renae Cormier
Title: Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)